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                                                                       EXHIBIT 2

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

                           SCENARIO                            1                  2                 3                  4
                              SPEED           PRICING        65% PPC            65% PPC           65% PPC            65% PPC
                              RATES                          Forward          Forward +200        Forward          Forward +200
                           TRIGGERS                           Fail               Fail               Fail               Fail
                       CLEANUP CALL                        To Maturity        To Maturity       To Maturity        To Maturity
                DEFAULT P&I ADVANCE                       100% Advance       100% Advance       100% Advance       100% Advance
                   DEFAULT SEVERITY                            45%                45%                55%                55%
               DEFAULT RECOVERY LAG            Months       12 months          12 months          12 months          12 months
                    DEFAULT BALANCE                      Current Balance    Current Balance    Current Balance    Current Balance
                    CPR = SDA + CRR  Capped at prepay
                          CPR = CRR      PSA standard       CPR = CRR          CPR = CRR          CPR = CRR          CPR = CRR
----------------------------------------------------------------------------------------------------------------------------------
                INITIAL
       RATINGS     BOND        SUB-
CLASS     M/S      SIZE  ORDINATION
----------------------------------------------------------------------------------------------------------------------------------
A      Aaa/AAA    74.30       25.70  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------
M1     Aa1/AA+     4.00       21.70  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------
M2     Aa2/AA      3.70       18.00  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------
M3     Aa3/AA      2.25       15.75  SDA                        5,145.52           4,376.97           3,912.66           3,369.08
                                     CummLosses                   22.96%             20.98%             23.94%             21.77%
----------------------------------------------------------------------------------------------------------------------------------
M4      A1/AA      2.05       13.70  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------
M5      A2/A+      1.95       11.75  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------
M6      A3/A+      1.85        9.90  SDA                       3,524.97           2,950.50           2,785.00           2,358.50
                                     CummLosses                   18.33%             16.27%             19.08%             16.91%
----------------------------------------------------------------------------------------------------------------------------------
B1     Baa1/A      1.90        8.00  SDA                       3,092.230          2,579.250          2,467.110          2,082.520
                                     CummLosses                   16.80%             14.78%             17.47%             15.38%
----------------------------------------------------------------------------------------------------------------------------------
B2    Baa2/BBB+    1.60        6.40  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------
B3    Baa3/BBB+    1.30        5.10  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------

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OC                 5.10        5.10                                   --                 --                 --                 --
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




                           SCENARIO                            5                  6                 7                  8
                              SPEED           PRICING       100% PPC           100% PPC          100% PPC           100% PPC
                              RATES                         Forward          Forward +200         Forward         Forward +200
                           TRIGGERS                           Fail              Fail                Fail               Fail
                       CLEANUP CALL                       To Maturity         To Maturity        To Maturity        To Maturity
                DEFAULT P&I ADVANCE                       100% Advance       100% Advance       100% Advance       100% Advance
                   DEFAULT SEVERITY                            45%                 45%              55%                55%
               DEFAULT RECOVERY LAG            Months       12 months          12 months          12 months          12 months
                    DEFAULT BALANCE                      Current Balance    Current Balance    Current Balance    Current Balance
                    CPR = SDA + CRR  Capped at prepay
                          CPR = CRR      PSA standard      CPR = CRR          CPR = CRR           CPR = CRR          CPR = CRR
----------------------------------------------------------------------------------------------------------------------------------
                INITIAL
       RATINGS     BOND        SUB-
CLASS     M/S      SIZE  ORDINATION
----------------------------------------------------------------------------------------------------------------------------------
A      Aaa/AAA    74.30       25.70  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------
M1     Aa1/AA+     4.00       21.70  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------
M2     Aa2/AA      3.70       18.00  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------
M3     Aa3/AA      2.25       15.75  SDA                        6,581.38           5,697.19           4,939.94           4,307.98
                                     CummLosses                   20.17%             18.52%             20.68%             18.89%
----------------------------------------------------------------------------------------------------------------------------------
M4      A1/AA      2.05       13.70  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------
M5      A2/A+      1.95       11.75  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------
M6      A3/A+      1.85        9.90  SDA                        4,173.15           3,521.53           3,264.80           2,754.38
                                     CummLosses                   15.12%             13.41%             15.49%             13.62%
----------------------------------------------------------------------------------------------------------------------------------
B1     Baa1/A      1.90        8.00  SDA                       3,484.090          2,961.820          2,758.600          2,340.110
                                     CummLosses                   13.30%             11.78%             13.63%             11.97%
----------------------------------------------------------------------------------------------------------------------------------
B2    Baa2/BBB+    1.60        6.40  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------
B3    Baa3/BBB+    1.30        5.10  SDA
                                     CummLosses
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

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OC                 5.10        5.10                                   --                 --                 --                 --
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